SUPPLEMENT TO THE PROSPECTUSES and SUMMARY PROSPECTUSES OF the Wells Fargo Advantage Absolute Return Fund (the "Fund")
(Wells Fargo Advantage Absolute Return Fund)
The following strategy disclosure is being added to the Fund's strategy to reflect disclosure to be added to the prospectus of the GMO Benchmark-Free Allocation Fund dated on or about July 1, 2013.
In the summary and statutory sections for the Fund, the following paragraph is added to the sections entitled "Principal Investment Strategies":

The Benchmark-Free Allocation Fund's portfolio of underlying funds is constructed to seek to maximize the opportunity to achieve: (i) annualized excess returns of 3-5% (net of Benchmark-Free Allocation Fund fees) above the Consumer Price Index, over a complete market cycle and (ii) annualized volatility of 5-10%, over a complete market cycle.

While the Fund invests substantially all of its investable assets in the Benchmark-Free Allocation Fund, the Fund may hold cash for short periods of time in order to mitigate the expenses associated with the purchase and sale of shares of the Benchmark-Free Allocation Fund.

As a result of the changes to the prospectus of the Benchmark-Free Allocation Fund, the Fund is also making the following changes:

The last sentence of the second paragraph is replaced with the following:

Neither the Fund nor Benchmark-Free Allocation Fund seek to manage to, or control risk relative to a particular index or blend of indices (i.e., they seek positive returns, not "relative" returns).
In the summary section for the Fund, the following disclosure is added to the Fund of Funds Risk in the section entitled "Principal Investment Risks":

The Fund's performance will not correlate perfectly with that of Benchmark-Free Allocation Fund due to the impact of the Fund's fees and expenses and to the timing and magnitude of cash flows into and out of the Fund which will create cash balances that cause the Fund's performance to deviate from the performance of the Benchmark-Free Allocation Fund.